ROADRUNNER TRANSPORTATION SYSTEMS Full Year 2017 & First Quarter 2018 Management Call YOUR GOODS. OUR BEST. YOUR GOODS. OUR BEST.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the positive operating trends emerging in the second quarter of 2018; the positive outlook for the remainder of 2018; Roadrunner’s continued pursuit of strategies to increase the level of integration and create larger, more capable business platforms; Roadrunner’s expectation that it will take a restructuring charge of approximately $5 to $7 million in the second quarter of 2018 related to fleet and facilities right-sizing and severance costs; the continued positive trends in Roadrunner’s TES and Ascent segments in 2018; Roadrunner’s expectation that it will have a reduction in 2018 second quarter revenue compared to the prior year second quarter; Roadrunner’s expected sequential quarterly improvement in LTL operating results in the second quarter of 2018 and anticipated improvements in LTL operating trends in the second half of 2018 compared to the first half of 2018; Roadrunner’s expected improving operating and financial results throughout 2018 and a steady expansion of operating margins in future years. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2017. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. YOUR GOODS. OUR BEST. 2

AGENDA 1. 2017 Full Year Financial Results 2. 2018 First Quarter Financial Results 3. Business Trends 4. Strategy Update & Outlook 5. Question & Answer Session YOUR GOODS. OUR BEST. 3

Full Year 2017 Results YOUR GOODS. OUR BEST. 4

SUMMARY OF 2017 FULL YEAR RESULTS Financial Summary Revenues of $2,091.3 million vs. $2,033.2 million in 2016 Net operating loss of $36.5 million vs. $403.8 million in 2016. 2017 operating loss included: • 4.9% Increase in purchased transportation costs to $1,430.4 million in 2017 from $1,364.1 million in 2016 • Gain on sale of Unitrans of $35.4 million • Restructuring and restatement costs of $32.3 million associated with legal, consulting and accounting matters, including internal and external investigations, SEC and accounting compliance and restructuring • Legal reserves of $5.7 million primarily related to recently settled independent contractor litigation and pre-divestiture litigation related to Unitrans • Non-cash impairment charges of $4.4 million in 2017 related to the revaluation of the Ascent segment goodwill following the sale of Unitrans, compared to non-cash impairment charges of $373.7 million in 2016 Net loss of $91.2 million vs. $360.3 million in 2016. In addition to the items above, the 2017 net loss was impacted by: • Issuance costs of $16.1 million associated with the sale of preferred stock in May 2017, which was reflected as interest expense • Loss from debt extinguishment of $15.9 million: • $9.8 million loss from early debt repayment on the prior senior credit facility • Early payment premiums on the redemption of preferred stock totaling $6.1 million Diluted loss per share available to common stockholders of $2.37, compared to diluted loss per share of $9.40 in 2016 YOUR GOODS. OUR BEST. 5

SUMMARY OF 2017 FULL YEAR RESULTS Segment Results TL revenues of $1,304.8 million vs. $1,246.8 million in 2016. Operating income of $6.5 million vs. operating loss of $164.1 million in 2016 • 2016 operating loss included impairment charges of $159.1 million • 2017 operating income benefited from lower bad debt expense, a decrease in losses on the sale of fixed assets, lower salaries and benefits, and lower equipment lease costs compared to 2016 • 2017 results were negatively impacted by increased fuel costs compared to 2016 LTL revenues of $463.5 million vs. $461.5 million in 2016. Operating loss of $26.4 million vs. $203.6 million in 2016 • 2016 operating loss included impairment charges of $197.3 million • 2017 operating loss included increased line-haul and other operating expenses (primarily increased bad debt expense and salaries and benefits) compared to 2016 Ascent revenues of $328.3 million vs. $335.5 million in 2016. Operating income increased to $21.7 million vs. $8.1 million in 2016 • Operating income included non-cash impairment charges of $4.4 million in 2017 and $17.2 million in 2016 • Lower 2017 revenue was impacted by the sale of Unitrans in September 2017 YOUR GOODS. OUR BEST. 6

Adjusted EBITDA Full Year 2017 vs. 2016 (in thousands) 2017 2016 Net loss $ (91,186) $ (360,320) Plus: Total interest expense 64,049 22,827 Plus: Benefit from income taxes (25,191) (66,281) Plus: Depreciation and amortization 37,747 38,145 Plus: Impairment charges 4,402 373,661 Plus: Long-term incentive compensation expenses 2,450 2,232 Plus: Adjustments to contingent purchase obligations - (2,458) Plus: Gain on sale of Unitrans (35,440) - Plus: Loss from debt extinguishments 15,876 - Plus: Restructuring and restatement costs 32,321 - Adjusted EBITDA $ 5,028 $ 7,806 YOUR GOODS. OUR BEST. 7

First Quarter 2018 Results YOUR GOODS. OUR BEST. 8

SUMMARY OF Q1 2018 RESULTS Financial Summary Changed reporting segments in Q1: Truckload & Express Services (TES), Less-than-Truckload (LTL) and Ascent Global Logistics (Ascent) Revenues increased 19.0% to $570.0 million vs. $478.9 million in 2017 • Increase due to higher revenues in the TES and LTL segments, partially offset by lower revenues in the Ascent segment due to the divestiture of Unitrans in September 2017 Net operating loss of $13.4 million vs. $17.9 million in 2017 • Improved operating results in the TES segment were offset by higher operating losses in the LTL segment Net loss of $23.6 million vs. $19.9 million in 2017 • Increased net loss in 2018 was due primarily to higher interests costs related to the preferred stock issued in May 2017 Diluted loss per share available to common stockholders of $0.61, compared to diluted loss per share of $0.52 in 2017 Adjusted EBITDA (excluding Unitrans) improved by $6.1 million to $3.1 million YOUR GOODS. OUR BEST. 9

SUMMARY OF Q1 2018 RESULTS Segment Results TES revenues of $326.1 million increased 43.3% from $227.5 million in 2017. Operating income of $4.4 million vs. operating loss of $1.7 million in 2017. Adjusted EBITDA up 134.8% to $10.7 million from $4.6 million in 2017 • Higher revenues due to increase in ground and air expedited freight business as a strong demand environment drove higher volumes and rates • Increase in Adjusted EBITDA due to improved results in the ground and air expedited freight business, partially offset by increased equipment lease, maintenance and IT costs LTL revenues of $113.1 million up 4.0% from $108.8 million in 2017. Operating loss of $8.7 million vs. $2.7 million in 2017. Adjusted EBITDA was a loss of $7.8 million vs. a loss of $1.8 million in 2017 • Revenue increase due to higher fuel surcharges and rates, partially offset by lower shipments • Decrease in Adjusted EBITDA due to higher purchased transportation costs driven by higher purchased power spot prices and increased IC costs which negatively impacted line-haul expense, increased equipment lease costs, higher claims expense and increased bad debt expense Ascent revenues of $134.9 million vs. $145.5 million in 2017. Operating income of $6.7 million vs. $7.6 million in 2017. Adjusted EBITDA (excluding Unitrans) increased 20.2% to $7.9 million vs. $6.6 million in 2017 • Revenues up 12.2% in 2018 excluding Unitrans which had sales of $25.2 million in Q1 2017. Increase was due to higher revenue from domestic freight management (truckload and LTL brokerage) and retail consolidation growth from existing and new customers • 2017 operating income included $2.4 million from Unitrans • Increase in Adjusted EBITDA due to improved results driven by growth in retail consolidation, partly offset by increased personnel costs and other operating expenses YOUR GOODS. OUR BEST. 10

Adjusted EBITDA First quarter 2018 vs 2017 (In thousands) Three Months Ended March 31, 2018 Corporate/ TES LTL Ascent Eliminations Total Net (loss) income $4,389 ($8,720) $6,677 ($25,989) ($23,643) Plus: Total interest expense 11 36 30 9,466 9,543 Plus: Provision for income taxes — — — 670 670 Plus: Depreciation and amortization 6,296 913 1,188 668 9,065 Plus: Long-term incentive compensation expenses — — — 577 577 Plus: Restructuring and restatement costs — — — 6,913 6,913 Adjusted EBITDA $10,696 ($7,771) $7,895 ($7,695) $3,125 (In thousands) Three Months Ended March 31, 2017 Corporate/ Total w/o TES LTL Ascent Eliminations Total Less: Unitrans Unitrans Net (loss) income ($1,704) ($2,799) $7,596 ($23,036) ($19,943) 2,427 ($22,370) Plus: Total interest expense (17) 78 39 6,425 6,525 — 6,525 Plus: Benefit from income taxes — — — (4,492) (4,492) — (4,492) Plus: Depreciation and amortization 6,276 961 1,656 412 9,305 294 9,011 Plus: Long-term incentive compensation expenses — — — 610 610 — 610 Plus: Restructuring and restatement costs — — — 7,698 7,698 — 7,698 Adjusted EBITDA $4,555 ($1,760) $9,291 ($12,383) ($297) $2,721 ($3,018) YOUR GOODS. OUR BEST. 11

Q1 2018 Highlights Now Current with SEC Reporting Requirements Liquidity Update • Currently have approximately $40 million of available funds for working capital and operating purposes from existing borrowing capacity under ABL facility and standby commitment from preferred stock investor • In compliance with ABL and preferred stock investment agreements • Issued and sold shares of Series E-1 Preferred Stock to preferred stock investor for approximately $17.5 million on March 1, 2018 and $17.5 million on April 24, 2018 YOUR GOODS. OUR BEST. 12

Business Trends YOUR GOODS. OUR BEST. 13

BUSINESS TRENDS

Truckload & Express Services



($ in Millions)
Revenue
$326.1
$227.5
Q1 2018
Q1 2017
Adjusted EBITDA
$10.7
$4.6
Q1 2018
Q1 2017

Operating Commentary

Strategy

- Integration to improve our scale and right size capacity to address both scheduled and unscheduled freight needs
  - In May 2018 announced integration of our time definite ground and air operations which go to market as Active On Demand powered by Rich Logistics and USA Jet
  - During Q2 we will be completing the integration of multiple temperature controlled businesses into one business, including right sizing fleets, facilities and support functions. Expect to take a restructuring charge of approximately $5 - $7 million in Q2 related to these activities

Over the Road

- Includes our dry van, temperature controlled and flatbed fleets and related brokerage
- Revenue growth driven by expedited ground brokerage which is primarily management fee based and generates lower relative margins
- Modest increases in fleet revenues (ex fuel) vs prior year representing improvements in rates offset by reductions in fleet size, primarily in temperature control

Intermodal

- Revenue down modestly from reductions in load counts which include the impacts of scaling back operations at unprofitable terminals and customers and higher than normal weather disruptions in January. This has been largely offset by rate increases

Air

- Air revenues up strongly with good performance across owned, leased and brokered aircraft. A tight market in Q1 favorably impacted demand and rates

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BUSINESS TRENDS

Less-than-Truckload



($ in Millions)
Revenue
$113.1
$108.8
Q1 2018
Q1 2017
Adjusted EBITDA
Q1 2018
Q1 2017
$(1.8)
$(7.8)

Operating Commentary

Strategy

- Focus Roadrunner Freight on core competency as metro to metro long haul carrier
  - Reducing pickup and delivery footprint to remove unprofitable areas and redeploy assets to more focused lanes
  - Tiered pricing strategy targeting our Tier 1 lanes
- Drive shipment reliability and visibility through investments in technology, centralization and process harmonization

Revenue & Yield

- High single digit improvement in revenue per shipment and yield from freight profile and lane density activities, partially offset by accelerated focus on reducing our service area and unprofitable freight which drove reduction in shipments
- Q1 contractual increases average 5.8% with General Rate Increases (GRI) of 5.9% effective February 19.
- Success in driving more revenue to Tier 1 Lanes – 58% in 18Q1 vs 53% in 17Q1

Cost

- Slight improvement from Q417 linehaul costs, including impact of enhanced IC compensation
  - Use of purchased power down slightly through improved use of rail and IC's
  - Centralization of linehaul team now complete
- Focus on yield, reducing service areas and improving our freight profile is improving pick up and delivery costs

Profit Trends

- Our Q1 Adjusted EBITDA loss is improved from 2017 Q4 and we saw improving trends as we progressed through the first quarter. We expect profit trends to improve in Q2 as a result of efforts regarding yield, service areas and freight profile and their impacts on costs of linehaul, pick up and delivery

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BUSINESS TRENDS

Ascent Global Logistics


($ in Millions)
Revenue
$134.9
$25.2
$120.3
Q1 2018
Q1 2017
Adjusted EBITDA
$7.9
$2.7
$6.6
Q1 2018
Q1 2017

- - - Unitrans was sold September 2017

Operating Commentary

Strategy

- Integration enabling easier access to more of our brokerage capabilities by more of our customers
  - Roadrunner Truckload Plus merged into Ascent in Q1 2018
  - Delivers technology-enabled, asset-backed truckload, LTL, flatbed, heavy-haul, international transportation and retail consolidation solutions for our growing client list
- Investments to consolidate our IT capabilities onto one domestic Transportation Management System (TMS) and one Warehouse Management System (WMS) supplemented with proprietary customer interfaces

Domestic

- Growth driven primarily by tight truckload market and more disciplined pricing, supported by more mature IT solutions in place
- Significant activity underway to consolidate procurement capabilities

International

- Soft performance from biannual project performed in 2017 together with customer impacts from US and foreign tariff activity

Retail Consolidation

- Strong growth from both existing and new customers driven by:
  - 2017 investment in technology, warehouse racking and management which improved capacity and execution
  - Walmart On Time in Full (OTIF) requirements helps stimulate demand from smaller customers

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Strategy Update & Outlook YOUR GOODS. OUR BEST. 17

BUSINESS IMPROVEMENT GUIDEPOSTS 5 Key Phases – Tracking & Reporting Our Progress 5. OPTIMIZATION YOUR GOODS. OUR BEST. 18

Business Platform Integration Recent Events • March 2018 – Integrated and rebranded several operating companies, including Roadrunner Truckload Plus, into Ascent Global Logistics. Strengthens Ascent’s truckload brokerage capabilities and allows more customers to easily access Ascent’s LTL, international and retail consolidation solutions and expertise • May 2018 – Integrated time-definite ground and air transportation operations which are marketed as Active On-Demand powered by Rich Logistics and USA Jet. Combination of truck and aircraft fleets provides customers with expanded coverage for scheduled and unscheduled supply chain requirements that demand reliability, dependability and precision • In Q2 2018, restructured the temperature controlled business by completing the integration of multiple operating companies into one business unit. Also right-sizing temperature controlled fleets, facilities and support functions. Expect to take a restructuring charge of approximately $5 - $7 million in Q2 related to fleet and facilities right-sizing and severance costs YOUR GOODS. OUR BEST. 19

2018 SIMPLIFICATION & INTEGRATION Key Initiatives Operations • Improve operational performance in Truckload segment • Integrate and expand Ascent Global Logistics segment • Invest in longer-term recovery of LTL segment • Simplify and combine operations and improve go-to-market approach in Express Services (air and ground expedite) business platform Invest in our fleets and drivers • New equipment and better control • Increased driver/contractor pay and retention IT investments • Improved system integration and customer-facing technology in each segment • IT upgrades that will support integration, strengthen internal controls and enable future growth Financial Goals • Implement key operating and ROIC metrics across all business units • Move operating margins closer to industry norms YOUR GOODS. OUR BEST. 20

OUTLOOK Positive Trends • Expect benefits from first half integrations and investments bear fruit in second half 2018 • Truckload & Express Services and Ascent positive market and business trends expected to continue • Expect quarterly sequential improvement in LTL operating results and improvement in LTL operating trends in the second half of 2018 • Expansion of operating margins throughout 2018 with full benefit in 2019 and future years • Improvement of lower performing business units • Expansion of well positioned, high performing business units • Right-sizing of fleets, facilities and support functions • Leveraging investments at business unit and scale at segment and corporate levels YOUR GOODS. OUR BEST. 21

Q & A Discussion YOUR GOODS. OUR BEST. 22